UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                  October 21, 1997
                Date of Report (Date of earliest event reported)


                         Commission File Number: 0-19281

                               THE AES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   54-1163725
                        (IRS Employer Identification No.)

                               1001 N. 19th Street
                               Arlington, VA 22209
                     (Address of principal executive office)

                         Telephone Number (703) 522-1315
              (Registrant's telephone number, including area code)




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Item 5.   Other Events.

          This report is filed solely to file with the Securities and Exchange Commission (i) the press release issued on October 21, 1997, announcing the Company's third quarter earnings, (ii) the press release issued on October 21, 1997, announcing that the Company commenced private offerings of senior subordinated notes and convertible securities, and (iii) the press release issued on October 24, 1997, announcing pricing of privately placed offerings. Each press release is incorporated herein by reference to Exhibits 20.1, 20.2 and 20.3 listed in Item 7 and attached hereto.



Item 7.   Financial Statements and Exhibits

          The following is filed as an Exhibit to this Report.

          Exhibit Number 20.1

          Description

          News Release announcing the Company's third quarter earnings.

          The following is filed as an Exhibit to this Report.

          Exhibit Number 20.2

          Description

          News Release announcing the Company's plans for private offerings of senior subordinated notes and convertible securities.

          The following is filed as an Exhibit to this Report.

          Exhibit Number 20.3

          Description

          News Release announcing the Company's pricing of private offerings.


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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AES Corporation
(Registrant)



BY:       /s/  WILLIAM R. LURASCHI
          ------------------------------
          WILLIAM R. LURASCHI
          GENERAL COUNSEL AND SECRETARY

Dated:    October 24, 1997





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EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION


     20.1      News Release announcing the Company's third quarter earnings.

     20.2 News Release announcing the Company's plans for private offerings of senior subordinated notes and convertible securities.

     20.3      News  Release   announcing  the  Company's   pricing  of  private
               offerings.